Exhibit 10.42

[Sonic Automotive Letterhead]

March 12, 2009

Mr. Thomas Eckert

Capital Automotive Real Estate Services, Inc.

8270 Greensboro Drive

McLean, VA 22102

RE:	Amendment of lease renewal terms relating to those certain Lease Agreements and the corresponding Landlords, Properties, Tenants and Guarantors between affiliates of Capital Automotive Real Estate Services, Inc. (“Capital Automotive”) and affiliates of the Sonic Automotive, Inc. (“Sonic”) as listed on the attached Exhibit A (collectively, the “Leases”). All capitalized terms not defined herein shall have the meanings attributed to such terms as in the Leases.

Dear Tom,

Sonic and Capital Automotive have agreed to extend the existing lease Renewal Terms listed in certain of the Leases from five (5) year to ten (10) year terms. This letter will confirm Sonic and Capital Automotive’s agreement to have their respective subsidiaries execute amendments evidencing the respective changes for each Lease as specifically noted on the attached Exhibit A. The parties agree that time is of the essence in this matter, and that the parties will execute, or cause the applicable affiliate to execute, these amendments within two (2) weeks after Capital Automotive delivers to Sonic the amendments for execution. If the lease amendments are not executed within such time frame (unless otherwise extended in writing by the parties), then the changes outlined on Exhibit A are deemed to have automatically taken effect as if each lease amendment had been executed.

Except as set forth above, nothing in this letter nor any conversations we may have shall constitute an amendment to or modification of the parties’ obligations under the Leases and other documents unless formally approved by the parties and agreed to in writing.

If the foregoing is acceptable to you, please execute a copy of this letter below. If you have any questions, please let us know.

Sincerely,
Sonic Automotive, Inc.

/s/ David P. Cosper
By: David P. Cosper
Its: Vice Chairman and CFO

[signatures continue on next page]

March 12, 2009

Seen and Agreed:

Capital Automotive Real Estate Services, Inc.

/s/ Thomas Eckert
By: Thomas Eckert
Its: President and Chief Executive Officer

cc:	Michael Dickerson

Stacey Barnet

Chris Sokira

Linda Nguyen

Jay M. Ferriero

Exhibit A

CARS Term Dates and Renewal Options

Dealership	Property ID	Title of Next Lease Amendment	Landlord Entity	Original Tenant Entity	Lease Date	Guaranty Date	Lease Expiration date	Remaining Renewal Options	FMV Rent Reset at 2nd renewal	Lease Amendment re: Renewal to: (6 different colors for the 6 different scenarios)	Additional Lease Amendment to:
Clearwater Toyota	SON-001, 002	1st	CARS-DB4, L.P.	Sonic Automotive, Inc.	9/18/1998	NO GUARANTY, Sonic is the Tenant	12/31/2012	One 5 yr option	n/a	1st option exercised; change remaining 5-yr option to one 10-yr option	Sonic Automotive, Inc. is Tenant, so there is no Guaranty, but there are no financial covenants in the lease. Need to add covenants to lease amendment.

Toyota West	SON-013	2nd	MMR Holdings, LLC	Sonic Automotive-1500 Automall Drive, Columbus, Inc.	8/13/1999	8/13/1999	1/31/2014	One 5 yr option	n/a	1st option exercised; change remaining 5-yr option to one 10-yr option

Hatfield Hyundai	SON-014	2nd	MMR Holdings, LLC	Sonic Automotive-1400 Automall Drive, Columbus, Inc.	8/13/1999	NO GUARANTY on network, most likely 8/13/99	1/31/2014	One 5 yr option	n/a	1st option exercised; change remaining 5-yr option to one 10-yr option

Mercedes Benz of Daytona Beach	SON-023	2nd	MMR Holdings, LLC	Sonic Automotive-1720 Mason Ave., DB, LLC	8/13/1999	8/13/1999	10/14/2013	One 5 yr option	n/a	1st option exercised; change remaining 5-yr option to one 10-yr option

Capitol Chevrolet, SC	SON-099	2nd	CAR SON NEWSOME II L.L.C.	Sonic-Newsome Chevrolet World, Inc.	12/23/2003	12/23/03	6/24/2019	Four 5 yr options	YES	change all four 5-yr options to 10-yr options

Town & Country Toyota	SON-005	5th	MMR Holdings, LLC	Marcus David Corporation	8/13/1999	8/13/1999	5/31/2022	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Infiniti of Charlotte—dealership	SON-006	5th	MMR Holdings, LLC	Sonic Automotive-9103 E. Independence, NC, LLC	8/13/1999	8/13/1999	12/30/2019	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Hatfield VW—Improvements	SON-015	3rd	CARS CNI-2 L.P.	Sonic Automotive-1495 Automall Drive, Columbus, Inc.	8/13/1999	8/13/1999	12/28/2019	Two 5 yr options	n/a	change both 5-yr options to 10-yr options

Hatfield Kia/VW	SON-016	3rd	MMR Holdings, LLC	Sonic Automotive-1455 Automall Drive, Columbus, Inc.	8/13/1999	8/13/1999	1/31/2016	Two 5 yr options	n/a	change both 5-yr options to 10-yr options

Lute Riley Honda	SON-019	3rd	CAR SON TX LUTE L.L.C.	Sonic-Lute Riley, L.P.	8/13/1999	8/13/1999	7/1/2019	Two 5 yr options	n/a	change both 5-yr options to 10-yr options

Pensacola Honda—dealership	SON-030, 069	5th	MMR Holdings, LLC	Sonic-Shottenkirk, Inc.	9/01/1999	9/1/1999	12/22/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Global BMW—dealership	SON-032	5th	CARS-DB4, L.P.	Sonic-Global Imports, L.P.	8/13/1999	8/13/1999	11/6/2021	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Century BMW—dealership	SON-049	3rd	MMR Holdings, LLC	Sonic Automotive 2752 Laurens Rd., Greenville, Inc.	8/13/1999	8/13/1999	12/22/2017	Two 5 yr options	n/a	change both 5-yr options to 10-yr options

BMW of Fairfax—2008 Image Upgrade	SON-055, 056	6th	MMR Holdings, LLC	Sonic-Manhattan Fairfax, Inc.	8/13/1999	8/13/1999	9/25/2016	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Fort Myers	SON-062, 063, 064, 068	5th	CAR SONFREE, LLC	Sonic-FM Automotive, LLC, Sonic FM, Inc., Sonic Freeland, Inc. and Sonic-FM Nissan, Inc.	11/04/1999	11/4/1999	12/22/2017	Two 5 yr options	n/a	change both 5-yr options to 10-yr options	Amend lease to add Mini & VW new tenants, delete Nissan tenant: SAI Fort Myers B, LLC (dba MINI of Fort Myers) and Sonic-FM VW, Inc (dba VW of Fort Myers)

Capital Chevrolet, AL—dealership	SON-070	3rd	CAR SON CAP CHVY L.L.C.	Capitol Chevrolet and Imports, Inc.	9/28/2000	9/28/2000	9/25/2016	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Fort Mill Ford	SON-073-Lease1	2nd	SRE SOUTH CAROLINA-1, LLC	Fort Mill Ford, Inc.	12/19/2000	12/19/2000	12/18/2015	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Toyota of Ft Worth—used cars	SON-074	3rd	SON MCKNY II L.P.	Sonic-Fort Worth T, L.P.	1/23/2001	1/22/2001	12/22/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

City Chevrolet	SON-075	2nd	CARS CNI-2 L.P.	Sonic - West Reno Chevrolet, Inc.	10/16/2001	10/16/2001	10/15/2016	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Lone Star Chevrolet	SON-076	2nd	CARS-DB4, L.P.	Lawrence Marshall Chevrolet, L.P.	10/31/2001	10/29/2001	10/31/2025	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Don Massey Cadillac-Plymouth	SON-077	1st	CAR SON MAS, L.P.	Sonic-Plymouth Cadillac, Inc.	3/29/2002	3/29/2009	3/28/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Capital Hummer—Lansing	SON-078	2nd	CAR SON MAS, L.P.	Sonic-Capitol Cadillac, Inc.	3/29/2002	03/29/09	3/29/2020	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Crest Cadillac-Nashville	SON-080	2nd	CARS CNI-2 L.P.	Sonic-Crest Cadillac, LLC	3/29/2002	03/29/09	12/20/2020	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Crest Honda	SON-081	1st	CAR SON MAS TN II L.L.C.	Sonic-Crest H, LLC	5/20/2002	05/20/02	12/19/2022	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Massey Cadillac-Orlando	SON-082	1st	CAR SON MAS, L.P.	Sonic-North Cadillac, Inc.	3/29/2002	03/29/09	3/28/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Massey Cadillac-Orlando satellite	SON-083	1st	CAR SON MAS, L.P.	Sonic-North Cadillac, Inc.	3/29/2002	03/29/09	3/28/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Massey Cadillac-Sanford	SON-084	1st	CAR SON MAS, L.P.	Sonic-Sanford Cadillac, Inc.	3/29/2002	03/29/09	3/28/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Massey Cadillac-Detroit	SON-085	1st	CAR SON MAS, L.P.	Massey Cadillac, Inc.	3/29/2002	03/29/09	3/28/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Massey Cadillac-Detroit B/S	SON-086	1st	CAR SON MAS, L.P.	Massey Cadillac, Inc.	3/29/2002	03/29/09	3/28/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Arnold Palmer Cadillac-Pineville	SON-087	1st	CAR SON MAS, L.P.	Arngar, Inc.	3/29/2002	03/29/09	3/28/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Massey Cadillac-Garland	SON-088	1st	CAR SON MAS GAR, L.P.	Sonic-Cadillac D, L.P.	6/28/2002	06/28/02	6/27/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Honda West	SON-089	1st	CARS CNI-2 L.P.	FAA Las Vegas H, Inc.	3/29/2002	03/29/09	9/28/2022	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Volvo of Houston	SON-090, 091	1st	CAR SON NSV II, L.P.	Sonic-Houston V, L.P.	3/29/2002	03/29/09	3/28/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Frank Parra Autoplex	SON-092, 093, 094	1st	CAR SON PARR L.P.	Sonic-Frank Parra Autoplex, L.P.	7/02/2002	07/02/02	8/01/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Acura 101 West	SON-095	1st	CARS CNI-2 L.P.	Sonic-Calabasas A, Inc.	7/16/2002	07/??/02	8/15/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Toyota of Ft Worth—dealership	SON-096	1st	CAR SON MCKNY II L.P.	Sonic-Fort Worth T, L.P.	12/23/2002	12/23/02	12/22/2017	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Baytown Ford	SON-072-Lease1	2nd	CAR SON BAY L.P.	Sonic Automotive - 4701 I-10 East, TX, L.P.	12/19/2000	12/19/2000	12/18/2020	One 5 yr option	n/a	Change one 5-year option to 10-year option.

Ron Craft Chevrolet/Olds/Cadillac	SON-072-Lease2	2nd	CAR SON BAY L.P.	Sonic Automotive - 3401 N. Main, TX, L.P.	12/19/2000	12/19/2000	12/18/2020	One 5 yr option	n/a	Change one 5-year option to 10-year option.

Lone Star Ford	SON-020	2nd	MMR Viking Investment Associates, LP	Sonic Automotive of Texas, L.P.	8/13/1999	8/13/1999	8/12/2009	Two 5 yr options	n/a	Renew 10-years after initial term ends in Aug '08, change 2nd option to 10 yrs

Town & Country Ford	SON-003	3rd	MMR Holdings, LLC	Town and Country Ford, Incorporated	8/13/1999	8/13/1999	8/12/2009	Two 5 yr options	n/a	Renew 5-years after initial term ends in Aug '08, change 2nd option to 10 yrs

Newsome Auto (Florence Cvy/BMW/MB)	SON-051	2nd	MMR Holdings, LLC	Sonic-Newsome of Florence, Inc	8/13/1999	8/13/1999	5/17/2009	Two 5 yr options	n/a	Renew 5-years after initial term ends in Aug '08, change 2nd option to 10 yrs	Extend lease expiration date out 9 months to Feb 17, 2010 (lease nonrenewal notice deadline date is to be July 18, 2009)

Capitol Hyundai	SON-066	3rd	CAR BSC L.L.C.	Capitol Chevrolet and Imports, Inc.	3/03/2000	3/3/2000	12/20/2020	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Lute Riley Honda Body Shop	SON-105	2nd	CAR SON LRB L.P.	SONIC-LUTE RILEY, L.P.	4/30/2007	4/30/07	7/01/2019	Two 5 yr options	YES	change both 5-yr options to 10-yr options

Baytown Chrysler Jeep Dodge	SON-017		MMR Viking Investment Associates, LP	Sonic Automotive-5221 I-10 East, TX, L.P.	8/13/1999	8/13/1999	1/27/2014	One 5 yr option	n/a	No modification of terms

BMW-Volvo of Chattanooga	SON-035	3rd	MMR Tennessee, LLC	Sonic Automotive of Chattanooga, LLC	8/13/1999	8/13/1999	9/24/2016	Two 5 yr options	YES	No modification of terms

Infiniti of Charlotte Parking Lot	SON-101		CAR SON CHAR L.L.C.	Sonic Automotive-9103 E. Independence, NC, LLC	12/30/2004	12/30/04	12/29/2019	Two 10 yr options	YES	No modification of terms

Lonestar Chevrolet Parking Lot	SON-102		CAR SON STAR L.P.	SONIC-LS CHEVROLET, L.P.	12/30/2004	12/30/04	10/31/2025	Two 10 yr options	YES	No modification of terms

Riverside Toyota	SON-103		CAR SON OK TOY L.L.C.	SONIC - OKLAHOMA T, INC.	12/28/2005	12/??/05	12/27/2020	Two 10 yr options	YES	No modification of terms

Honda of Tysons Corner	ROS-001-Lease1		CARS-DB1, LLC	Sonic Tysons Corner H, Inc.	2/19/1998	1/9/2006	2/18/2018	One 10 yr option	n/a	No modification of terms. 1st option already exercised

Honda of Tysons Corner (storage lot)	ROS-001-Lease3		CARS-DB1, LLC	Sonic Tysons Corner H, Inc.	2/19/1998	1/9/2006	2/18/2018	One 10 yr option	n/a	No modification of terms. 1st option already exercised

Honda of Tysons Corner (body shop)	ROS-006		CARS-DB1, LLC	Sonic Tysons Corner H, Inc.	2/19/1998	1/9/2006	2/18/2018	One 10 yr option	n/a	No modification of terms. 1st option already exercised

Volvo at Gwinnett Place	SON-031	2nd	MMR Holdings, LLC	Sonic Automotive 5260 Peachtree Industrial Blvd., LLC	8/13/1999	8/13/1999	8/12/2009	Two 5 yr options	n/a	Allow to terminate 8/12/2009

Lexus of Marin	FIR-002		CAR FAA II L.L.C.	FAA SERRAMONTE L, INC.	1/14/1999	SEE COMMENTS	1/14/2019	Two 10 yr options	YES	No modification of terms

Volvo & Honda of Santa Monica	FIR-003, 004		CARS-DB4, L.P.	FirstAmerica Automotive, Inc.	11/10/1999	SEE COMMENTS	11/09/2014	Two 10 yr options	YES	No modification of terms

Momentum JVP (FFC)	MOM-001		CARS CNI-2 L.P.	SONIC FFC 3, INC.	9/01/1998	4/16/2004	4/15/2019	Two 10 yr options	YES	No modification of terms

Momentum BMW	MOM-002		CARS CNI-2 L.P.	Sonic Momentum B, L.P.	1/22/1999	7/1/2004	6/30/2019	Two 10 yr options	YES	No modification of terms

Momentum BMW B/S	MOM-004		CARS CNI-2 L.P.	Sonic Momentum B, L.P.	9/01/1998	7/1/2004	6/30/2019	Two 10 yr options	YES	No modification of terms

Land Rover of Houston (dealership)	MOM-006		Capital Automotive, L.P.	Sonic Houston LR, L.P.	5/17/1999	4/16/2004	4/15/2019	Two 10 yr options	YES	No modification of terms

Momentum Audi (FFC)	MOM-010		CAR 2 MOM L.P.	SONIC FFC 2, INC.	7/10/2002	4/16/2004	4/15/2019	Two 10 yr options	YES	No modification of terms

Advantage VW	MOM-011		CAR 2 MOM L.P.	SONIC-JERSEY VILLAGE VOLKSWAGEN, L.P.	6/28/2002	8/5/2003	5/31/2017	Two 10 yr options	YES	No modification of terms

Clearlake VW	MOM-012		CARS-DB4, L.P.	SONIC-CLEAR LAKE VOLKSWAGEN, L.P.	10/10/2002	8/5/2003	9/30/2017	Two 10 yr options	YES	No modification of terms

Halifax Chevy - New Smyrna	SON-028	4th	MMR Holdings, LLC	Sonic Automotive-1919 N. Dixie Hwy., NSB, Inc.	8/13/1999	8/13/1999	8/1/2015	Two 5 yr options	YES	No modification of terms

Friendly Ford Lincoln Mercury (Blount)	SON-065	3rd	CAR BSC L.L.C.	Sonic-Montgomery FLM, Inc.	3/03/2000	3/3/2000	3/02/2015	Two 5 yr options	YES	No modification of terms

Volvo of Dallas	SON-071	2nd	CAR SON NSV L.P.	Sonic-Carrollton V, L.P.	10/06/2000	10/6/2000	10/05/2015	Two 5 yr options	YES	No modification of terms

Fort Mill Hyundai	SON-073-Lease2	2nd	SRE SOUTH CAROLINA-1, LLC	Town and Country Chrysler-Plymouth-Jeep of Rock Hill, Inc.	12/19/2000	12/19/2000	12/18/2015	Two 5 yr options	YES	No modification of terms

BMW of Ann Arbor (Infiniti sublease)	SON-100		SRE Michigan - 2, LLC	Sonic-Ann Arbor Imports, Inc.	6/28/2004	6/28/04	12/20/2021	Two 10 yr options	YES	No modification of terms

Mercedes-Benz of Ann Arbor	SON-104		SRE MICHIGAN - 1, LLC	Sonic–Ann Arbor Imports, Inc.	6/30/2006	6/30/06	6/29/2021	Two 10 yr options	YES	No modification of terms

Altman LM (North Charleston)	SON-048	2nd	MMR Holdings, LLC	Sonic-North Charleston, Inc.	8/17/1999	8/17/1999	8/16/2009	Two 5 yr options	n/a	No modification of terms; allow to terminate Aug 2009